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                            MFS(R) MID CAP VALUE FUND

  Supplement to the Current Prospectus and Statement of Additional Information

Subject to Board approval, effective September 1, 2000, the following changes will be made:

     o The fund's name will change to MFS(R) Emerging Opportunities Fund.

     o The fund's "Principal Investment Policies" will be restated as follows:

           The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The fund is flexibly managed, with the ability to invest in issuers of small to medium market capitalizations and any industry focus. The fund may pursue a "growth strategy," by investing in companies which the fund's investment adviser, MFS Investment
           Management (referred to as MFS or the adviser) believes offer superior prospects for growth, or a "value strategy," by investing in companies which the adviser believes are undervalued.

           Small to medium market capitalization companies are defined by the fund as companies with market capitalizations up to the top of the
           Russell MidcapTM Growth Index range at the time of the fund's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations exceed the top of the Russell Midcap TM Growth Index range after purchase continue to be considered medium-capitalization companies. As of February 29, 2000, the top of the Russell Midcap TM Growth Index range was $59.6 billion. The fund's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

           MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis  (such as an analysis of  earnings,  cash flow,  competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

           The fund may establish "short" positions in specific securities or stock indices through short sales. In a short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The fund may also engage in short sales "against the box" where the fund owns or has the right to obtain, at no additional cost, the securities that are sold short. Up to 40% of the fund's net assets may be devoted to short positions.

           Consistent with its principal investment strategies described above, the fund may invest up to 40% of its net assets in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

     o The following disclosure will be added to "Principal Risks":

           Short Sales Risk: The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box".

                  The date of this supplement is June 1, 2000.